UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2012

CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-50249	52-2298116
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - Other Events.

On February 21, 2012, Corporate Property Associates 15 Incorporated (“CPA®:15”) and W. P. Carey & Co. LLC, a Delaware limited liability company (“W. P. Carey”), each filed a Form 8-K announcing that they had entered into an Agreement and Plan of Merger pursuant to which W. P. Carey will acquire CPA®:15 (the “Merger”). In addition, they announced that prior to, and as a condition to, the Merger, W. P. Carey will reorganize its company in order to qualify as a real estate investment trust for U.S. federal income tax purposes (the “REIT Conversion,” and together with the Merger, the “Transactions”). W. P. Carey and its affiliates serve as external advisor to CPA®:15.

The consummation of the Transactions is subject to certain conditions, including among other things, the effectiveness of a registration statement on Form S-4 (the “Form S-4”) relating to the shares of common stock to be issued in the Transactions by W. P. Carey Inc., a newly formed Maryland corporation and wholly-owned subsidiary of W. P. Carey. On March 23, 2012, W. P. Carey Inc. filed the initial Form S-4, which can be found on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov/Archives/edgar/data/1545406/000119312512129935/0001193125-12-129935-index.htm.

Once the review of the Form S-4 by the SEC is complete and the Form S-4 has been declared effective by the SEC, the stockholders of CPA®:15 and the shareholders of W. P. Carey will receive a copy of a joint proxy statement/prospectus, which will contain important information about CPA®:15, W. P. Carey, W. P. Carey Inc. and the Transactions. CPA®:15 stockholders are urged to read the document carefully and in its entirety.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of CPA®:15 and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the Transactions, integration plans and expected synergies, the expected benefits of the REIT Conversion, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the Transactions. These statements are based on the current expectations of the management of CPA®:15 and W. P Carey. It is important to note that CPA®:15’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in CPA®:15’s and W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov. These risks, as well as other risks associated with the Transactions, are more fully discussed in the joint proxy statement/prospectus. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may or may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the federal securities laws and the rules and regulations of the SEC, CPA®:15 does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Act. The Form S-4, upon effectiveness, will include a joint proxy statement/prospectus and other relevant documents to be mailed by CPA®:15 and W. P. Carey to their respective security holders in connection with the Transactions. CPA®:15 URGES INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CPA®:15, W. P. CAREY, W. P. CAREY INC. AND THE TRANSACTIONS. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain the joint proxy statement/prospectus and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing CPA®:15’s website (http://www.cpa15.com) or by accessing W. P. Carey’s website (http://www.wpcarey.com). Investors may also read and copy any reports, statements and other information filed by CPA®:15 or W. P. Carey, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding CPA®:15’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC by CPA®:15 on March 5, 2012, and information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 29, 2011 in connection with its 2011 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 15 Incorporated

Date: March 29, 2012	By:	/s/ Susan C. Hyde
Susan C. Hyde

Managing Director and Secretary